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                                                                    EXHIBIT 99.3

                                      NEWS
                              FOR IMMEDIATE RELEASE

             Michael Gury                     Terry Lewandowski
             IMS HEALTH Communications        TriZetto Communications
             (203) 222-4230                   (201) 641-1911 x13

Jack Walsh                                                          Harvey Garte
IMS HEALTH Investor Relations                        TriZetto Investor Relations
(203) 222-4250                                                    (949) 719-2200


                    TRIZETTO COMPLETES ACQUISITION OF ERISCO

              IMS HEALTH DIVESTS ERISCO MANAGED CARE TECHNOLOGIES;
                    SIGNS STRATEGIC AGREEMENTS WITH TRIZETTO

NEWPORT BEACH, CA and WESTPORT, CT, October 2, 2000 - IMS HEALTH (NYSE:RX) and the TriZetto(R) Group, Inc. (Nasdaq:TZIX) today jointly announced the completion of TriZetto's acquisition of Erisco Managed Care Technologies, a subsidiary of IMS HEALTH. Under the financial terms originally announced on May 16, 2000, the acquisition was approved at TriZetto's stockholders' meeting held on September 27, 2000. TriZetto issued 12.14 million shares to IMS HEALTH, representing 33 percent ownership of TriZetto on a fully diluted basis. The Erisco assets include working capital cash of $32 million which will be transferred to TriZetto.

      Victoria R. Fash, chief executive officer of IMS HEALTH, has joined the Board of Directors of TriZetto. IMS HEALTH is the world's leading provider of information solutions to the pharmaceutical and healthcare industries. TriZetto is a leading provider of Internet-enabled application services and e-business platforms for the healthcare industry. Erisco is one of the leading information technology companies serving healthcare payer organizations in the United States.

      "The addition of Erisco to TriZetto's range of offerings increases our leadership position in e-health. TriZetto's unique ability to offer its pre-integrated solutions from multiple vendors continues


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to differentiate TriZetto's value to the healthcare industry," said Jeffrey H.
Margolis, TriZetto's chairman and CEO. "Erisco's leading market share in the payer space, serving over 70 million lives, is of tremendous importance to TriZetto's future. The inherent synergies between TriZetto and Erisco have yielded pre-integrated products and services that have already produced speed-to-market and wins for TriZetto, and we expect more to follow in the near term."

      IMS HEALTH has entered into key agreements as part of its strategic alliance with TriZetto, including the licensing of TriZetto's HealthWeb(R) Internet Platform; a data rights agreement under which TriZetto will supply physician and managed care information to IMS HEALTH for integration into new IMS HEALTH products and services; and an agreement for TriZetto to serve as a preferred ASP provider to IMS HEALTH.

      "The divestiture of Erisco is the final step in our strategy which began in 1994, making IMS HEALTH a pure-play healthcare information company," said Fash. "The strategic alliance with TriZetto provides access to data sources which will enable IMS to develop new, innovative products."

      "This combination allows us to enhance TriZetto's already outstanding reputation for healthcare payer expertise, with the market-leading business solutions and distinguished track record of Erisco," said Anthony Bellomo, president of Erisco. "We strongly believe that while many managed care payer organizations will continue to license our software products, there will be a number of organizations that will benefit by using Facets(R) on an ASP basis, and we expect many of our customers to be immediately interested in the tight integration of our Facts and Facets products with TriZetto's HealthWeb(R) Internet technology."

ABOUT IMS HEALTH

      IMS HEALTH is the world's leading provider of information solutions to the pharmaceutical and healthcare industries. With $1.1 billion in 1999 revenue, IMS HEALTH operates in over 100 countries. IMS HEALTH is the largest pharmaceutical

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manufacturer information partner, with over 40 years' experience in the industry. Key products and services integral to customer day-to-day operations include market research for prescription and over-the-counter pharmaceutical products and sales management information to optimize sales force productivity. Additional information is available at http://www.imshealth.com.

ABOUT TRIZETTO

      The TriZetto Group, Inc. is a leading provider of vertical, Internet-enabled application services and e-business platforms for the healthcare industry. As an application services provider, TriZetto hosts software for a predictable monthly fee, saving customers significant time, money and frustration. HealthWeb(R), its e-business platform, assists healthcare administrators and professionals in performing their routine tasks and facilitates information exchange and e-commerce among all key healthcare participants: providers, health plans and employers and health-plan members. Additional information is available at http://www.trizetto.com.

ABOUT ERISCO

      Erisco Managed Care Technologies is one of the leading companies serving healthcare payer organizations in the United States. Erisco's systems serve managed care organizations, managed indemnity carriers, Blue Cross Blue Shield organizations and third-party administrators, administering over 70 million lives globally at more than 124 payer organizations. Prior to this transaction, Erisco was an IMS HEALTH company. Additional information is available at http://www.erisco.com.

                                       ###

October 2, 2000

This press release includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although IMS HEALTH believes the expectations contained in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. This information may involve risks and uncertainties that could cause actual results of IMS HEALTH to differ materially from the forward-looking statements. Factors which could cause or contribute to

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such differences include, but are not limited to (i) the risks associated with operating on a global basis, including fluctuations in the value of foreign currencies relative to the U.S. dollar, and the ability to successfully hedge such risks, (ii) to the extent IMS HEALTH seeks growth through acquisitions and joint ventures, the ability to identify, consummate and integrate acquisitions and ventures on satisfactory terms, (iii) the ability to develop new or advanced technologies and systems for its businesses on time and on a cost-effective basis, (iv) regulatory, legislative and enforcement initiatives, particularly in the areas of medical privacy and tax, and (v) deterioration in economic conditions, particularly in the pharmaceutical, healthcare or other industries in which IMS HEALTH's customers operate. Additional information on factors that may affect the business and financial results of the Company can be found in filings of the Company made from time to time with the Securities and Exchange Commission.


This press release may contain forward-looking statements that involve risks and uncertainties. The forward-looking statements are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include statements about future net revenues, profits, and financial results, the market for TriZetto's services, future service offerings, client and partner relationships, and TriZetto's operational capabilities. Actual results may differ materially from those stated in any forward-looking statements based on a number of factors, including the effectiveness of TriZetto's implementation of its business plan, the market's acceptance of TriZetto's services, risks associated with management of growth, reliance on third parties to supply key components of TriZetto's services, attraction and retention of employees, variability of quarterly operating results, competitive factors, risks associated with acquisitions, changes in demand for third party products or solutions, which form the basis of TriZetto's service offerings, and risks associated with rapidly changing technology, as well as the other risks identified in TriZetto's SEC filings.